UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 11, 2004



                        All American Semiconductor, Inc.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


0-16207                                                             59-2814714
(Commission File Number)                                       (I.R.S. Employer
                                                             Identification No.)



              16115 Northwest 52nd Avenue, Miami, Florida 33014
                (Address of principal executive offices)(Zip Code)


      Registrant's telephone number, including area code: (305) 621-8282


                                 Not Applicable
        (Former name or former address, if changed since last report)

Item 5.  Other Events.

         All American Semiconductor, Inc. (the "Company") announced the entering into on June 11, 2004 of an amendment to the Company's credit facility providing, among other things, for an increase in the line of credit facility from $65 million to $85 million and for a modification of the definition of eligible receivables thereby increasing the amount that the Company may borrow under the credit facility. The Company will utilize the credit facility to finance its continued growth as well as to repay certain subordinated debentures that mature June 13, 2004 in the approximate outstanding principal amount of $5,150,000. A copy of the Company's press release issued on June 11, 2004 concerning the foregoing is furnished as part of this report.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits

         Exhibit No.             Exhibit Description
         -----------             -------------------

             99                  Press Release dated June 11, 2004.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ALL AMERICAN SEMICONDUCTOR, INC.



Date: June 14, 2004                 By: /s/ Howard L. Flanders
                                        ------------------------------------
                                        Howard L. Flanders
                                        Executive Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.             Exhibit Description
         -----------             -------------------

             99                  Press Release dated June 11, 2004.